UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2005

TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

410 17th Street, Suite 1850
Denver, CO 80202
(Address of principal executive offices, including zip code)

(303) 565-4600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

On July 26, 2005, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Teton Energy Corporation (the “Company”) finalized the award of a total of 800,000 Performance Share Units to participants under the Company’s 2005 Long-Term Incentive Plan (the “LTIP”), including Performance Share Units to the Company’s Executive Officers and 160,000 Performance Share Units awarded to the Company’s directors, pursuant to 2005 Performance Share Unit Award Agreements (“Award Agreements”) and a plan administration document.  The period being measured for the Performance Share Units is January 1, 2005 to December 31, 2007 (the “Performance Period”).

The Performance Share Units awarded are conditioned on the participants’ remaining employed by or in the service of the Company from the date of Award through the end of the Performance Period.  Subject to the terms of the LTIP and the Award Agreement, participants will receive payment of the number of Performance Share Units payable in shares of the Company’s common stock upon achieving the performance goals.

The performance measures under this Award Agreement are based on a combination of factors that are deemed to be important to the Company’s growth and creation of value for shareholders (the “Performance Measures”). The Performance Measures measure:

1.	Increases in the Company’s annual production of crude oil and natural gas.

2.	Management’s efficiency and effectiveness.

3.	Increases in crude oil and natural gas reserves booked by the Company in its annual report on Form 10K.

4.	The Company’s ability to find and develop such reserves at a cost that is competitive within the industry.

5.	Increases in the price of the Company’s common stock.

The Performance Measures are consolidated into a composite measure based on the relative weighting of each component as a percentage of 100% as determined by the Company’s Compensation Committee. Consistent with the Plan, the Performance Measures have been established in order to provide for the attainment of one, two, and three year objectives. The Performance Measures were established earlier in the year when the Plan was submitted to the shareholders.

Achievement of the following targets in 2005, 2006, and 2007 will entitle the participant to payment of the target number of Performance Share Units awarded in the Award Agreement, subject to other provisions of the LTIP and the Award Agreement:

Base Performance Targets
	2005	2006	2007

Composite Measurement	100.00	271.31	453.06

Achievement of the following targets in 2005, 2006, and 2007 will entitle the participant to payment of 200% of the target number of Performance Share Units awarded in the Award Agreement, subject to other provisions of the LTIP and the Award Agreement:

Stretch Performance Targets

	2005	2006	2007

Composite Measurement	119.66	410.42	641.62

Achievement of the following targets in 2005, 2006, and 2007 will entitle the participant to payment of 50% of the target number of Performance Share Units awarded in the Award Agreement, subject to other provisions of the LTIP and the Award Agreement:

Below Base Performance Targets

	2005	2006	2007

Composite Measurement	84.17	203.29	332.01

Achievement of results between Performance Targets identified above will entitle the participant to payment of a proportional number of Performance Share Units. The participant is not entitled to any Performance Share Units if below base performance targets are not met.

The Award Agreements provide that payment of any earned Performance Share Units following the close of the Performance Period shall be made 100% in shares of the common stock of the Company (the “Shares”).  Participants will receive one Share for each earned Performance Share Unit.  The Company will withhold from any such payout Shares having a value equivalent to the amount needed to satisfy the minimum statutory tax withholding requirements of the Company or its subsidiary in the appropriate taxing jurisdiction.

In the event the employment of a participant is terminated by reason of death, disability, or retirement during the Performance Period, the participant or the participant’s beneficiary or estate shall be entitled to receive a prorated payment of the Performance Share Units.  Subject to the terms of the LTIP, in the event that a participant terminates employment with the Company for any other reason, or in the event that the Company terminates the employment of the participant with or without cause, all Performance Share Units awarded to the participant under the Award Agreement, if not previously paid out, shall be forfeited; provided, however, that in the event of a termination of the employment of the participant by the Company without cause, the Compensation Committee, in its sole discretion, may waive such automatic forfeiture provision and authorize a pay out to the participant on a pro rata basis.

The Award Agreements contain covenants not to compete during the participant’s employment and for a period of eighteen (18) months following the termination of a participant’s employment with the Company.  The Award Agreements also contain a confidentiality provision whereby the participant shall not disclose to any other person Confidential Information (as defined in the Award Agreements) concerning the Company or the Company’s trade secrets of which a participant has gained knowledge during his employment with the Company.  The Award Agreements also provide that participants shall not at any time during their employment and for a period of eighteen (18) months following the termination of employment with the Company for any reason (a) employ or arrange for any other person to employ or retain any person who is an employee or consultant of the Company, or (b) solicit or arrange to have any other person solicit business from any entity that was a customer of the Company or any of its subsidiaries during the time of the participant’s employment, whether or not the participant had personal contact with such person.

In the event that the Base Performance Targets for 2005 are achieved, 20% of the Target Performance Share Units shall vest and be paid out to the participant. In the event that the Base Performance Targets for 2006 are achieved, 30% of the Target Performance Share Units will vest and be paid out to the participant. In the event that the Base Performance Targets for 2007 are achieved, the balance or 50% of the Target Performance Shares Units shall vest and be paid out to the participant. Stretch targets, if achieved, will be paid out according to the same schedule.

During the Performance Period and until the date of payment of Performance Share Units, a participant will not have voting rights with respect to the Performance Share Units. During the Performance Period and until and including the date of payment of Performance Share Units, the participant will receive all dividends, dividend equivalents and other distributions paid with respect to the number of shares of Common Stock of the Company equal to the number of Performance Share Units granted under an Award.

Awards granted to each director and executive officer are as follows:

	Grant		Vest - Base			Vest - Stretch
	Base	Stretch	2005	2006	2007	2005	2006	2007
K. F. Arleth	150,000	300,000	30,000	45,000	75,000	60,000	90,000	150,000
P. A. Quinn	75,000	150,000	15,000	22,500	37,500	30,000	45,000	75,000
J. J Woodcock	20,000	40,000	4,000	6,000	10,000	8,000	12,000	20,000
J. T. Connor, Jr.	20,000	40,000	4,000	6,000	10,000	8,000	12,000	20,000
T. F. Conroy	20,000	40,000	4,000	6,000	10,000	8,000	12,000	20,000
H.H. Cooper	20,000	40,000	4,000	6,000	10,000	8,000	12,000	20,000

Item 9.01 Financial Statements and Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: July 27, 2005	TETON ENERGY CORPORATION

	By:	/s/ Karl F. Arleth
Karl F. Arleth, Chief Executive Officer and President